LORD ABBETT INVESTMENT TRUST

Lord Abbett Multi-Asset Focused Growth Fund

Supplement dated March 1, 2018 to the

Summary Prospectus, Prospectus, and Statement of Additional Information dated May 1, 2017

The prospectus is supplemented with the following:

The Board of Trustees of Lord Abbett Multi-Asset Focused Growth Fund (the “Fund” or “Multi-Asset Focused Growth Fund”) (the “Board”), upon the recommendation of Lord, Abbett & Co LLC (“Lord Abbett”), has approved a proposal to reorganize the Fund into another “fund-of-funds” managed by the same Lord Abbett investment team that manages the Fund, Lord Abbett Multi-Asset Growth Fund (“Multi-Asset Growth Fund”), also a series of Lord Abbett Investment Trust (the “Reorganization”). This proposed Reorganization is expected to result in cost savings for Multi-Asset Focused Growth Fund and its shareholders.  A full description of Multi-Asset Growth Fund, the similarities and differences between it and Multi-Asset Focused Growth Fund, and the proposed Reorganization will be contained in a prospectus/proxy statement, expected to be mailed to shareholders in May 2018, that will solicit shareholder votes to approve the proposed Reorganization.

Under the terms of the proposed Reorganization, the assets and liabilities of Multi-Asset Focused Growth Fund will be transferred to Multi-Asset Growth Fund in return for shares of Multi-Asset Growth Fund (the “Reorganization Shares”) with equal total net asset value as of the valuation date and time described in the prospectus/proxy statement. The Reorganization Shares will be distributed pro rata to shareholders of Multi-Asset Focused Growth Fund in exchange for their Fund shares, in complete liquidation of Multi-Asset Focused Growth Fund. Shareholders will receive Reorganization Shares of the same class as the Multi-Asset Focused Growth Fund shares they held.

The Reorganization is expected to be tax free for federal income tax purposes. Despite the tax-free nature of the Reorganization itself, however, portfolio repositioning of Multi-Asset Focused Growth Fund before the Reorganization is expected to generate capital gains. Consequently, shareholders of Multi-Asset Focused Growth Fund will receive higher capital gain distributions than they would receive absent such repositioning. The amount of capital gain distributions is determined by the extent to which the Fund repositions its portfolio and the extent to which the Fund realizes gains from the sale of portfolio securities. The tax impact of such capital gain distributions to an individual shareholder of Multi-Asset Focused Growth Fund will depend on whether the shareholder holds shares in a taxable account and other factors specific to each shareholder.

The Reorganization requires, among other conditions, the approval of Multi-Asset Focused Growth Fund’s shareholders. Accordingly, at a special shareholder meeting scheduled to be held on June 28, 2018, shareholders of record of Multi-Asset Focused Growth Fund as of April 10, 2018 (the “Record Date”) will be asked to approve the Reorganization. Only shareholders of Multi-Asset Focused Growth Fund as of the Record Date may vote on the Reorganization. If shareholders approve the Reorganization and certain other conditions are satisfied, the Reorganization is expected to be completed as soon as practicable after obtaining shareholder approval.

Other Information

Before the close of the proposed Reorganization, shareholders may redeem their shares of Multi-Asset Focused Growth Fund and receive the net asset value thereof, subject to any applicable contingent deferred sales charges (CDSC) or fees, pursuant to the procedures and restrictions set forth in the

Prospectus, or exchange their shares of Multi-Asset Focused Growth Fund for shares of the same class of another fund in the Lord Abbett Family of Funds that offers that class, pursuant to the procedures and restrictions set forth in the Prospectus.

The Board and Lord Abbett Distributor LLC, the Fund’s distributor, each reserves the right at any time to modify or eliminate the terms described above, including on a case-by-case basis.

Please retain this document for your future reference.

The foregoing is not a solicitation of any proxy. Once a Prospectus/Proxy Statement regarding the Reorganization has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and has become effective, a free copy of the Prospectus/Proxy Statement will be available and will provide important comparative information about Multi-Asset Focused Growth Fund’s and Multi-Asset Growth Fund’s objectives, strategies, risks, and fees and expenses. To obtain a free copy of the Prospectus/Proxy Statement, please call 1-888-522-2388 after May 11, 2018 or visit www.lordabbett.com. You should carefully read and consider the Prospectus/Proxy Statement before voting on the Reorganization. The Prospectus/Proxy Statement also will be available without charge on the SEC’s web site (www.sec.gov).

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